UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2014

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7911 Herschel Avenue, Suite 201 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

We previously filed a Form 8-K on February 4, 2014 and a Form 8-K/A, Amendment No. 1, on February 7, 2014, reporting our acquisition of 18 single family homes located in the Houston, Texas, metropolitan area. We are filing this Form 8-K/A, Amendment No. 2, to provide the financial information required by Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Real Estate Acquired.

(b)   Pro Forma Financial Information.

Reven Housing Texas, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

BALANCE SHEET AND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

January 31, 2014

Reven Housing Texas, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Member

Reven Housing Texas, LLC

   (A wholly-owned subsidiary of Reven Housing REIT, Inc.)

We have audited the accompanying balance sheet and the related notes of Reven Housing Texas, LLC (the “Company”), a wholly-owned subsidiary of Reven Housing REIT, Inc. (the “Registrant”), as of January 31, 2014. Reven Housing Texas, LLC’s management is responsible for the financial statement. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Reven Housing Texas, LLC as of January 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

San Diego, California	/s/ PKF
April 11, 2014	PKF
Certified Public Accountants
A Professional Corporation

Reven Housing Texas, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

Balance Sheet

January 31, 2014

ASSETS
Residential homes, net of accumulated depreciation of $87,000	$10,755,281
Land	2,713,859
Rents and other receivables	7,349
Escrow deposits and prepaid expenses	158,558

Total Assets	$13,635,047

LIABILITIES AND MEMBER'S EQUITY
Accounts payable and accrued expenses	$88,254
Security deposits	173,955

Total Liabilities	262,209

Commitment (Note 6)

Member's Equity	13,372,838

Total Liabilities and Member's Equity	$13,635,047

See Notes to the Balance Sheet

Reven Housing Texas, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

NOTES TO THE BALANCE SHEET

January 31, 2014

NOTE 1 – ORGANIZATION

Reven Housing Texas, LLC (the “Company”) is a Delaware single member limited liability company that engages in the acquisition and ownership of residential real estate properties throughout the state of Texas. The Company was formed on October 9, 2013 as a single member limited liability company. On October 31, 2013, Reven Housing Texas, LLC, a wholly-owned subsidiary of Reven Housing REIT, Inc. (the “Registrant”), completed the acquisition of 150 residential homes (the “Homes”), pursuant to a Purchase and Sale Agreement (“PSA”), dated October 4, 2013. The Homes were purchased from Red Door Housing, LLC and WFI Funding, Inc. Total consideration for the acquisition was approximately $11,972,000, including closing costs, which have been funded primarily by cash contributed from the Registrant.

On January 31, 2014, the Company closed on an additional 18 single family homes as part of the October 31, 2013 purchase, located in the Houston, Texas metropolitan area. Investment in the 18 homes, including acquisition and closing costs, totaled $1,584,343.

NOTE 2 – BASIS OF ACCOUNTING

The accompanying balance sheet is presented in conformity with accounting principles generally accepted in the United States of America ("GAAP") and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired.

An audited balance sheet is being presented as of the acquisition date of the additional 18 homes, January 31, 2014, for the purposes of showing all homes purchased by the Company as of January 31, 2014. A statement of operations outlining the operations for the homes acquired is not presented because management was unable to obtain separate results of operations relating to the properties acquired from Red Door Housing, LLC.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Property Acquisitions

The Company accounts for its acquisitions of real estate in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805, Business Combinations, Goodwill, and Other Intangible Assets, which requires the purchase price of acquired properties be allocated to the acquired tangible assets and liabilities, consisting of land, building, and identified intangible assets, consisting of the value of above-market and below-market leases, the value of in-place leases, unamortized lease origination costs and security deposits, based in each case on their fair values and ASC 970, Real Estate Project Costs, which requires that pre-acquisition costs relating to the acquisition of property incurred before the property is acquired and are otherwise capitalizable should be capitalized.

Reven Housing Texas, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

NOTES TO THE BALANCE SHEET

January 31, 2014

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property Acquisitions (Continued)

The Company allocates the purchase price to tangible assets of an acquired property (which includes land and building) based on the estimated fair values of those tangible assets, assuming the property was vacant. Fair value for land and building is based on the purchase price for these properties. The Company also considers information obtained about each property as a result of its pre-acquisition due diligence, marketing and leasing activities in estimating the fair values of the tangible and intangible assets and liabilities acquired.

The total value allocable to intangible assets acquired, which consists of unamortized lease origination costs and in-place leases (including an above-market or below-market component of an acquired in-place lease), are allocated based on management’s evaluation of the specific characteristics of each tenant’s lease and the Company’s overall relationship with that respective tenant. Characteristics considered by management in allocating these values include the nature and extent of the existing business relationships with the tenant, growth prospects for developing new business with the tenant, the remaining term of the lease and the tenant’s credit quality, among other factors. As of January 31, 2014, management has determined that no value is required to be allocated to intangible assets, as the values are insignificant.

Residential Homes

Residential homes purchased by the Company are recorded at cost. The Homes are depreciated over the estimated useful lives using the straight-line method for financial reporting purposes. The estimated useful life for the residential homes is estimated to be 27.5 years.

Security Deposits

Security deposits represent amounts deposited by tenants at the inception of the lease. These amounts have been allocated from the purchase price of the Homes based on the signed lease agreements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the balance sheet date. Significant estimates include the allocation of the purchase price of property acquisitions. Actual results could differ from those estimates.

Reven Housing Texas, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

NOTES TO THE BALANCE SHEET

January 31, 2014

NOTE 4 – PURCHASE PRICE ALLOCATION

In accordance with ASC 805, the Company allocated the purchase price of the individual properties based on estimated values in accordance with the due diligence and the specific agreed upon contract values. Additional closing costs have been allocated proportionally based on these values.

Of the 18 homes purchased in January 2014, 16 were leased to tenants upon acquisition. These leases are for terms no longer than twelve months at inception and expire through January 31, 2015. As of January 31, 2014, 146 of the 150 homes purchased in October 2013 were leased to tenants under leases expiring within the next 12 months.

The fair values of the assets acquired are allocated as follows:

Asset	October 2013	January 2014
Allocation	Acquisition	Acquisition	Total

Residential Homes	$9,577,438	$1,264,843	$10,842,281
Land	2,394,359	319,500	2,713,859

	11,971,797	1,584,343	13,556,140
Accumulated Depreciation	(87,000)	-	(87,000)

	$11,884,797	$1,584,343	$13,469,140

NOTE 5 – MEMBER’S EQUITY

In January 2014, the Company received additional capital contributions from the Registrant of approximately $1,708,000 in order to fund the January 31, 2014 acquisition.

NOTE 6 – COMMITMENT

The Company has entered a property management agreement with Red Door Housing, LLC, one of the sellers, in which the Company will pay seven percent of gross rental receipts.

Reven Housing Texas, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

PRO FORMA STATEMENT OF OPERATIONS (Unaudited)

For the Year Ending December 31, 2014

On October 31, 2013, Reven Housing Texas, LLC (the “Company”) (a wholly owned subsidiary of Reven Housing REIT, Inc.) (the “Registrant”) completed the acquisition of 150 residential homes, pursuant to a Purchase and Sale Agreement (“PSA”), dated October 4, 2013. Total consideration for the acquisition was approximately $11,972,000 including closing costs which was paid in cash.

On January 31, 2014, the Company closed on an additional 18 single family homes as part of the October 31, 2013 purchase. Investment in the 18 homes, including acquisition and closing costs, was approximately $1,584,000.

The entire portfolio of homes are located in the Houston metro area in Texas and are approximately 95% occupied with leases expiring on various dates through January 31, 2015.

Reven Housing Texas, LLC is a Delaware single member limited liability company that engages in the acquisition and ownership of residential real estate properties throughout the state of Texas.

The following unaudited pro forma statement of operations for the year ending December 31, 2014 has been prepared showing the actual results for the original 150 homes as of January 31, 2014, and to give effect to the acquisition of the 18 additional homes as if the acquisition occurred on January 1, 2014. The following unaudited pro forma financial information is provided for informational purposes only. The unaudited pro forma financial information does not purport to project the future financial position or operating results of the Company. The pro forma financial statement contains the assumptions described below.

Reven Housing Texas, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

PRO FORMA STATEMENT OF OPERATIONS (Unaudited)

For the Year Ending December 31, 2014

	Original 150	Original 150 Homes Proforma	Proforma 18 Home	Combined
	Homes	February 1,	Acquisition	Proforma
	Actual	2014 thru	Year ending	Year ending
	January 31, 2014	December 31, 2014	December 31, 2014	December 31, 2014
Revenues:
Rental income and other	$147,408	$1,598,592	$237,200	$1,983,200	{a}
Less: Vacancy and credit losses	(5,165)	(143,535)	(20,200)	(168,900)	{b}

Net revenues	142,243	1,455,057	217,000	1,814,300

Operating Expenses:
Repairs and maintenance	5,639	134,361	19,000	159,000	{c}
Property and liability insurance	6,264	91,236	13,500	111,000	{d}
Property management fees	10,171	101,829	16,600	128,600	{e}
Property taxes	18,404	191,596	30,000	240,000	{f}
Leasing and turnover costs	6,174	104,326	13,900	124,400	{g}
HOA and other	3,992	13,508	2,400	19,900

Total operating expenses	50,644	636,856	95,400	782,900

Net operating income	91,599	818,201	121,600	1,031,400

Depreciation expense	29,000	319,270	46,000	394,270	{h}

Net operating income after depreciation	$62,599	$498,931	$75,600	$637,130

Assumptions:

{a}	Rental income consists primarily of base rent from existing rental agreements. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2014.

{b}	Vacancy and credit loss is estimated based on the national average of vacancy percentage (8.5%) of rental homes multiplied by management’s estimated length of vacancy.

{c}	Repairs and maintenance expense is estimated based on 8% of gross rental income.

{d}	Property and liability insurance expense is based on actual premiums paid per home in 2013 which was approximately $650 per property.

{e}	Property management fees are calculated based on a 7% property management fee per the property management agreement.

{f}	Property tax expense is based on property tax assessments for the 2013 tax year.

{g}	Leasing and turnover costs include estimated leasing commissions and move out repairs based on approximately 33% of the homes being released during the year.

{h}	Depreciation expense is calculated using the straight-line method based on the purchase price allocated to each residential home over an estimated 27.5 year life.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: April 14, 2014	/s/ Chad M. Carpenter
Name: Chad M. Carpenter
Title: Chief Executive Officer

-10-